                                                                   EXHIBIT 10.33

                          SECOND AMENDED AND RESTATED
                      MASTER NOTE: REFERENCE RATE RELATED
                                  [N-312(TX)]

CHECK APPROPRIATE BLOCK ________________________________________________________
                           ACCOUNT (5)  CLASS (3)  LOAN(5)
                           ____________________________________________________

--------------------------------------------------------------------------------

$27,000,000.00                                                   August 15, 1995

  FOR VALUE RECEIVED STEVENS INTERNATIONAL, INC., formerly known as Stevens Graphics Corporation, a Delaware corporation (hereafter referred to as "Borrower"), promises to pay to the order of BANK OF AMERICA TEXAS, N.A. ("Bank") on April 30, 1998, at Bank's office at 1925 W. John Carpenter Freeway, Irving, Texas 75063-3224, the total unpaid principal amount advanced by Bank from time to time to or for the benefit of or at the request of Borrower from and after the date of this Note through April 30, 1998, together with interest thereon at the times and at the rates specified in this Note.

  This Note evidences Borrower's obligation to the Bank under the line of credit and letter of credit facility provided to Borrower by Bank pursuant to that certain Credit Agreement, dated May 16, 1995, as amended by that certain First Amendment to Credit Agreement, dated August 15, 1995 (collectively along with any and all other amendments, modifications and restatements thereof, the "Credit Agreement"), executed by and between Borrower and Bank, and is entitled to all the benefits as set forth therein. Capitalized terms used in this Note and not otherwise defined in this Note shall have the meanings given them in the Credit Agreement.

  No advance shall be made under this Note if, as a result of such advance, the total principal amount outstanding under this Note, together with the undrawn face amount of all letters of credit issued and outstanding under the Credit Agreement would exceed TWENTY-SEVEN MILLION AND NO/100 DOLLARS ($27,000,000.00). All advances and all payments made on account of principal shall be recorded from time to time by the holder of this Note on the reverse side of this Note or on an attachment hereto. Each such record of any advance hereunder shall be conclusive evidence that the advance was made by Bank to Borrower, unless Borrower objects to such record or accounting within thirty
(30) days after receipt of the same from Bank.

  Each advance under this Note shall bear interest from the date of such advance until payment in full at a rate per year equal to the lesser of (a) either (i) the Basic Rate, which is equal to

MASTER NOTE--PAGE 1
-----------
the sum of the Bank's Reference Rate plus zero percentage points, or (ii) the Offshore Rate plus one and one-half (1.5) percentage points, or (b) the Maximum Rate, all as more fully provided in, and in accordance with the terms of, the Credit Agreement.

  Notwithstanding the foregoing, if at any time the Basic Rate or the Offshore Rate plus one and one-half (1.5) percentage points, as applicable in accordance with the terms of the Credit Agreement (each, as applicable, being referred to as the "Contract Rate") shall exceed the Maximum Rate and thereafter the Contract Rate shall become less than the Maximum Rate, the rate of interest payable under this Note shall be the Maximum Rate until the Bank shall have received the amount of interest it otherwise would have received if the interest payable hereunder had not been limited by the Maximum Rate during the period of time the Contract Rate exceeded the Maximum Rate.

  The Basic Rate of interest shall be computed on the basis of a three hundred sixty (360) day year and actual days elapsed, which results in more interest than if a three hundred sixty-five (365) day year were used.

  Accrued interest for borrowings subject to the Basic Rate shall be payable quarterly, on each June 30, September 30, December 31, and March 31 during the term hereof, beginning September 30, 1995, and upon payment in full of principal of this Note.

  Accrued interest for borrowings subject to the Offshore Rate shall be payable, to the extent applicable, on the 90th, 180th, and 270th day of every interest period and on the last day of each interest period.

  Each advance under this Note shall be made in such manner as Bank and Borrower may agree in writing.

  The occurrence of any "Event of Default", as such term is defined in the Credit Agreement shall, at the option of the holder of this Note, make all sums of accrued unpaid interest and principal of this Note immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character.

  If suit is commenced to enforce payment of this Note, Borrower agrees to pay to Bank such additional sums as attorneys' fees as the court may adjudge reasonable, unless Borrower is the prevailing party, in which event Bank will be required to pay the Borrower's attorneys' fees.

  This Note is a master revolving credit note; it being expressly contemplated that, by reason of prepayments hereon, there may be times when no indebtedness is owing hereunder, but, notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to loans or advances made subsequent to such occurrences.

MASTER NOTE--PAGE 2
-----------

  Borrower and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon, severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate and notice of acceleration) and diligence in collecting and bringing suit against any party hereto, and agree (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for Bank, in order to enforce payment of this Note, to first institute or exhaust Banks's remedies against Borrower or any other party liable therefor or against any security for this Note.

  It is the intention of the parties hereto to comply strictly with applicable usury laws; accordingly, notwithstanding any provision to the contrary in this Note or in any of the documents securing the payment hereof or otherwise relating hereto, in no event shall this Note or such documents require or permit the payment, charging, taking, reserving, or receiving of any sums constituting interest under applicable laws which exceed the maximum amount permitted by such laws. If any such excess interest is contracted for, charged, taken, reserved, or received in connection with the loan evidenced by this Note or in any of the documents securing the payment hereof or otherwise relating hereto, or in any communication by Bank or any other person to Borrower or any other party liable for payment of this Note, or in the event all or part of the principal or interest hereof shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved, or received on the amount of principal actually outstanding from time to time under this Note shall exceed the maximum amount of interest permitted by applicable usury laws, then in any such event it is agreed as follows: (i) the provisions of this paragraph shall govern and control, (ii) any such excess shall be cancelled automatically to the extent of such excess, and shall not be collected or collectible, (iii) any such excess which is or has been received shall be credited against the then unpaid principal balance hereof or refunded to Borrower, at Bank's option, and
(iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate allowed under applicable laws as construed by courts having jurisdiction hereof or thereof. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved, or received in connection herewith which are made for the purpose of determining whether such rate exceeds the maximum lawful rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of the loan, including all prior and subsequent renewals and extensions, all interest at any time contracted for, charged, taken, reserved, or received. The terms of this paragraph shall be deemed to be incorporated in every loan document, security instrument, and communication relating to this note and loan. The term "applicable usury laws" shall mean such laws of the State of Texas or the laws of the United States, whichever laws allow the higher rate of interest, as such laws now exist; provided, however, that if such laws shall hereafter allow higher rates of interest, then the applicable usury laws shall be the laws allowing the higher rates, to be effective as of the effective date of such laws.

MASTER NOTE--PAGE 3
-----------

  Borrower and Bank agree that Tex. Rev. Civ. Stat. Ann. art. 5069 Ch. 15 (which regulates certain revolving loan accounts and revolving tri-party accounts) shall not apply to any revolving loan accounts created under this Note or maintained in connection therewith.

  To the extent that this Note is deemed an open end account as such term is defined in Article 5069-1.01(f) of the Texas Revised Civil Statutes, as amended, the Bank retains the right to modify the interest rate in accordance with applicable law.

  Borrower represents and warrants to Bank and to all other owners and holders of any indebtedness evidenced hereby that all loans evidenced by this Note are for business, commercial or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used or defined in Texas Revised Civil Statutes, Article 5069-1.04, Texas Credit Code and Regulation Z promulgated by the Board of Governors of the Federal Reserve System and under Titles I and V of the Consumer Credit Protection Act. In no event shall the provisions of Tex. Rev. Civ. Stat. Ann. arts. 5069-2.01 through 5069-8.06, or 5069-15.01 through 5069-15.11, be applicable to the loan evidenced hereby. To the extent that Texas law determines the maximum lawful rate of interest, such rate shall be determined by utilizing the indicated rate (weekly) ceiling from time to time in effect pursuant to Tex. Rev. Civ. Stat. Ann. art. 5069-1.04, as amended.

  THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

  This Note is a renewal, amendment, modification, and restatement of that certain Amended and Restated Master Note, dated May 16, 1995, executed by Borrower and payable to the order of Bank, in the amount of $22,000,000.00, which was a renewal, amendment, modification and restatement of that certain Revolving Credit Note dated April 26, 1994 executed by Borrower payable to the order of Bank One, Milwaukee, National Association ("Bank One"), in the original principal amount of $20,000,000.00, which was assigned to Bank pursuant to that certain Master Assignment of Note and Security Documents executed by Bank One in favor of Bank, dated May 22, 1995.

MASTER NOTE--PAGE 4
-----------

  IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officers thereunder duly authorized and directed by a resolution of its Board of Directors duly passed and adopted by a majority of said Board at a meeting thereof duly called, noticed, and held.





STEVENS INTERNATIONAL, INC.,              Telephone No.: 817-838-4332
formerly known as Stevens Graphics
Corporation                               Present Mail Address:
                                          --------------------
                                          5500 Airport Freeway
                                          Fort Worth, Texas 76117
                                          Attn: W. Scott McLain


By: /s/     Ken Reynolds
    -------------------------------------


Name:      Kenneth W. Reynolds
      -----------------------------------
      Senior Vice President
        --Finance & Admin.

Title:
       -----------------------------------

MASTER NOTE--PAGE 5
-----------

                             AMENDED AND RESTATED
                      MASTER NOTE: REFERENCE RATE RELATED
                                 [N-312 (TX)]


CHECK APPROPRIATE BLOCK _______________________________________________________
                            ACCOUNT (5)        CLASS (3)      LOAN (5)

                            ---------------------------------------------------

--------------------------------------------------------------------------------

$22,000,000.00                    May 16, 1995                     Irving, Texas

  FOR VALUE RECEIVED STEVENS GRAPHICS CORPORATION, a Delaware corporation (hereafter referred to as "Borrower"), promises to pay to the order of BANK OF AMERICA TEXAS, N.A. ("Bank") on April 30, 1998, at Bank's office at 1925 W. John Carpenter Freeway, Irving, Texas 75063-3224, the total unpaid principal amount advanced by Bank from time to time to or for the benefit of or at the request of Borrower from and after the date of this Note through April 30, 1998, together with interest thereon at the times and at the rates specified in this Note.

  This Note evidences Borrower's obligation to the Bank under the line of credit and letter of credit facility provided to Borrower by Bank pursuant to that certain Credit Agreement (including any and all amendments, modifications and restatements thereof, the "Credit Agreement"), dated May 16, 1995, executed by and between Borrower and Bank, and is entitled to all the benefits as set forth therein. Capitalized terms used in this Note and not otherwise defined in this Note shall have the meanings given them in the Credit Agreement.

  No advance shall be made under this Note if, as a result of such advance, the total principal amount outstanding under this Note, together with the undrawn face amount of all letters of credit issued and outstanding under the Credit Agreement would exceed TWENTY-TWO MILLION AND NO/100 DOLLARS ($22,000,000.00). All advances and all payments made on account of principal shall be recorded from time to time by the holder of this Note on the reverse side of this Note or on an attachment hereto. Each such record of any advance hereunder shall be conclusive evidence that the advance was made by Bank to Borrower, unless Borrower objects to such record or accounting within thirty (30) days after receipt of the same from Bank.

MASTER NOTE--PAGE 1
-----------

  Each advance under this Note shall bear interest from the date of such advance until payment in full at a rate per year equal to the lesser of (a) either (i) the Basic Rate, which is equal to the sum of the Bank's Reference Rate plus zero percentage points, or (ii) the Offshore Rate plus one and one-half (1.5) percentage points, or (b) the Maximum Rate, all as more fully provided in, and in accordance with the terms of, the Credit Agreement.

  Notwithstanding the foregoing, if at any time the Basic Rate or the Offshore Rate plus one and one-half (1.5) percentage points, as applicable in accordance with the terms of the Credit Agreement (each, as applicable, being referred to as the "Contract Rate") shall exceed the Maximum Rate and thereafter the Contract Rate shall become less than the Maximum Rate, the rate of interest payable under this Note shall be the Maximum Rate until the Bank shall have received the amount of interest it otherwise would have received if the interest payable hereunder had not been limited by the Maximum Rate during the period of time the Contract Rate exceeded the Maximum Rate.

  The Basic Rate of interest shall be computed on the basis of a three hundred sixty (360) day year and actual days elapsed, which results in more interest than if a three hundred sixty-five (365) day year were used.

  Accrued interest for borrowings subject to the Basic Rate shall be payable quarterly, on each June 30, September 30, December 31, and March 31 during the term hereof, beginning June 30, 1995, and upon payment in full of principal of this Note.

  Accrued interest for borrowings subject to the Offshore Rate shall be payable, to the extent applicable, on the 90th, 180th, and 270th day of every interest period and on the last day of each interest period.

  Each advance under this Note shall be made in such manner as Bank and Borrower may agree in writing.

  The occurrence of any "Event of Default", as such term is defined in the Credit Agreement shall, at the option of the holder of this Note, make all sums of accrued unpaid interest and principal of this Note immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character.

MASTER NOTE--PAGE 2
-----------

  If suit is commenced to enforce payment of this Note, Borrower agrees to pay to Bank such additional sums as attorneys' fees as the court may adjudge reasonable, unless Borrower is the prevailing party, in which event Bank will be required to pay the Borrower's attorneys' fees.

  This Note is a master revolving credit note; it being expressly contemplated that, by reason of prepayments hereon, there may be times when no indebtedness is owing hereunder, but, notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to loans or advances made subsequent to such occurrences.

  Borrower and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon, severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate and notice of acceleration) and diligence in collecting and bringing suit against any party hereto, and agree (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for Bank, in order to enforce payment of this Note, to first institute or exhaust Bank's remedies against Borrower or any other party liable therefor or against any security for this Note.

  It is the intention of the parties hereto to comply strictly with applicable usury laws; accordingly, notwithstanding any provision to the contrary in this Note or in any of the documents securing the payment hereof or otherwise relating hereto, in no event shall this Note or such documents require or permit the payment, charging, taking, reserving, or receiving of any sums constituting interest under applicable laws which exceed the maximum amount permitted by such laws. If any such excess interest is contracted for, charged, taken, reserved, or received in connection with the loan evidenced by this Note or in any of the documents securing the payment hereof or otherwise relating hereto, or in any communication by Bank or any other person to Borrower or any other party liable for payment of this Note, or in the event all or part of the principal or interest hereof shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved, or received on the amount of principal actually outstanding from time to time under this Note shall exceed the maximum amount of

MASTER NOTE--PAGE 3
-----------
interest permitted by applicable usury laws, then in any such event it is agreed as follows: (i) the provisions of this paragraph shall govern and control, (ii) any such excess shall be canceled automatically to the extent of such excess, and shall not be collected or collectible, (iii) any such excess which is or has been received shall be credited against the then unpaid principal balance hereof or refunded to Borrower, at Bank's option, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate allowed under applicable laws as construed by courts having jurisdiction hereof or thereof. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved, or received in connection herewith which are made for the purpose of determining whether such rate exceeds the maximum lawful rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of the loan, including all prior and subsequent renewals and extensions, all interest at any time contracted for, charged, taken, reserved, or received. The terms of this paragraph shall be deemed to be incorporated in every loan document, security instrument, and communication relating to this Note and loan. The term "applicable usury laws" shall mean such laws of the State of Texas or the laws of the United States, whichever laws allow the higher rate of interest, as such laws now exist; provided, however, that if such laws shall hereafter allow higher rates of interest, then the applicable usury laws shall be the laws allowing the higher rates, to be effective as of the effective date of such laws.

  Borrower and Bank agree that Tex. Rev. Civ. Stat. Ann art. 5069 Ch. 15 (which regulates certain revolving loan accounts and revolving tri-party accounts) shall not apply to any revolving loan accounts created under this Note or maintained in connection therewith.

  To the extent that this Note is deemed an open end account as such term is defined in Article 5069-1.01(f) of the Texas Revised Civil Statutes, as amended, the Bank retains the right to modify the interest rate in accordance with applicable law.

  Borrower represents and warrants to Bank and to all other owners and holders of any indebtedness evidenced hereby that all loans evidenced by this Note are for business, commercial or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used or defined in Texas Revised Civil Statutes, Article 5069-1.04, Texas Credit Code and Regulation Z promulgated by the Board of Governors of the Federal Reserve System and under Titles I and V of the Consumer Credit Protection Act. In no event shall the

MASTER NOTE--Page 4
-----------
provisions of Tex. Rev. Civ. Stat. Ann. arts. 5069-2.01 through 5069-8.06, or 5069-15.01 through 5069-15.11, be applicable to the loan evidenced hereby. To the extent that Texas law determines the maximum lawful rate of interest, such rate shall be determined by utilizing the indicated rate (weekly) ceiling from time to time in effect pursuant to Tex. Rev. Civ. Stat. Ann. art. 5069-1.04, as amended.

  THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

  This Note is a renewal, amendment, modification, and restatement of that certain Revolving Credit Note dated April 26, 1994 executed by Borrower payable to the order of Bank One, Milwaukee, National Association ("Bank One"), in the original principal amount of $20,00,000.00, which was assigned to Bank pursuant to that certain Master Assignment of Note and Security Documents executed by Bank One in favor of Bank, to be dated on or about May 22, 1995.

  IN WITNESS WHEREOF, the undersigned has caused this note to be executed by its officers thereunto duly authorized and directed by a resolution of its Board of Directors duly passed and adopted by a majority of said Board at a meeting thereof duly called, noticed, and held.


STEVENS GRAPHICS CORPORATION,             Telephone No.: 817-838-4332
a Delaware corporation
                                          Present Mail Address:
                                          --------------------
                                          5500 Airport Freeway
                                          Fort Worth, Texas 76117
                                          Attn: W. Scott McLain

By: /s/ Paul I. Stevens
    -------------------------
    Paul I. Stevens
    Chief Executive Officer


MASTER NOTE--PAGE 5
-----------